Exhibit 99.3

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

Hicks, Muse, Tate & Furst Equity Fund III, L.P.
By: HM3/GP Partners, L.P., its general partner
By: Hicks, Muse GP Partners III, L.P., its general partner
By: Hicks, Muse Fund III Incorporated, its general partner
By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

HM3 Coinvestors, L.P. By: Hicks, Muse GP Partners III, L.P., its general partner By: Hicks, Muse Fund III Incorporated, its general partner By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

HMTF Equity Fund IV (1999), L.P.
By: HM4/GP (1999) Partners, L.P., its general partner
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner
By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

HMTF Private Equity Fund IV (1999), L.P.
By: HM4/GP (1999) Partners, L.P., its general partner
By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner
By: Hicks, Muse (1999) Fund IV, LLC, its general partner
By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

HM 4-SBS (1999) Coinvestors, L.P. By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner By: Hicks, Muse (1999) Fund IV, LLC, its general partner By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

HM 4-EQ (1999) Coinvestors, L.P. By: Hicks, Muse GP (1999) Partners IV, L.P., its general partner By: Hicks, Muse (1999) Fund IV, LLC, its general partner By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

Hicks, Muse, PG-IV (1999), C.V.
By: HM Equity Fund IV/GP Partners (1999), C.V., its general partner
By: HM GP Partners IV Cayman, L.P., its general partner
By: HM Fund IV Cayman, LLC, its general partner
By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

Hicks, Muse Fund III Incorporated By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

Hicks, Muse (1999) Fund IV, LLC By: David W. Knickel, Vice President

/s/ David W. Knickel	February 16, 2010

** Signature of Reporting Person	Date

HM Fund IV Cayman, LLC By: David W. Knickel, Vice President

/s/ Edward Herring	February 16, 2010

** Signature of Reporting Person	Date

VG Holdings, LLC By: Edward Herring, Manager

/s/ Philip Raygorodetsky	February 16, 2010

** Signature of Reporting Person	Date

VG Holdings, LLC By: Philip Raygorodetsky, Manager